11. Payroll Taxes	12 Months Ended
Dec. 31, 2018
Compensation Related Costs [Abstract]
PAYROLL TAXES
11.	PAYROLL TAXES

The Company previously reported that it has failed to remit payroll tax payments since 2006, as required by various taxing authorities. Payroll taxes and estimated penalties were accrued in recognition of accrued salaries subsequently settled via stock issue and other agreements that did not result in reportable or taxable payroll transactions. These accruals were reversed for prior years, and a similar estimated accrual established for 2018 and 2017. As of December 31, 2018 and December 31, 2017, the Company estimated the amount of taxes, interest, and penalties that the Company could incur as a result of payroll related taxes and penalties to be $9,865 and $2,047, respectively.